1st Quarter 2025 Update April 29, 2025

Presentation Index Corporate Overview & Investment Thesis 1st Quarter 2025 Results Long-Term Performance Trends Appendix 3 13 30 41 49 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 51 for important disclosures about information contained in this presentation. Peer Group Acquisition Update 8 Line of Business Updates

Corporate Overview Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (5) Fund Services Private Wealth Management & Personal Trust 195 banking centers – 91 legacy UMBF + 104 Legacy HTLF (4) 350 ATMs – 235 legacy UMBF + 115 Legacy HTLF UMB Bank Presence & Expansion UMB Financial Corporation Headquarters Highlights At, or for the 3 months ended 03/31/25. (1) Includes $17.6B in managed assets and $2.4B in Assets Under Administration for Private Wealth customers; (2) Includes AUA in Fund Services / custody, corporate trust and Healthcare Services; (3) Operating ROATCE is a non-GAAP measure, reconciled on slide 55; 4) 195 physical locations licensed with the OCC, including 193 retail branches plus 2 commercial or private banking centers; (5) UMB Bank, n.a. Capital Markets Division.

Business Model
Our Diverse Foundation

UMB

Commercial & Personal Banking Services

1Q'25 Revenue: $398.9 million. 1Q'25 Average Deposits: $33.7 billion

Commercial

Average loans: $27.5B (1)

Average deposits: $22.7B

- C&I lending
- Small business lending
- CRE and Construction lending
- Specialized Expertise:
  - Agribusiness
  - Energy
  - Practice finance
  - **Franchise lending**
  - Mezzanine debt and equity investments
  - Aviation
  - Asset-based lending
  - Beverage
  - Healthcare lending
- Treasury management
- Merchant payments
- **Retirement plan services**

Consumer

Average loans: $4.1B (1) (2)

Average deposits: $11.0B

- Retail deposit and lending services through 195 banking centers (3) and online
- Private banking services
- Consumer mortgage

Private Wealth

AUM = $17.6B

AUA = $2.4B

- Financial & estate planning
- Investment management
- Wealth solutions
- Business succession and exit planning
- Trust and custody
- Direct private equity investment access
- **Insurance settlements**
- **Retirement plan services**

[Newly acquired businesses]

Institutional Banking Services

1Q'25 Revenue: $164.9 million. 1Q'25 Average Deposits: $16.6 billion

Institutional Banking provides solutions for the entire marketplace; $558.9 billion in AUA (4)

Corporate Trust

- Bond trustee, paying agent and escrow services

Institutional Custody

- Domestic and international custody services

Fund Services

- Fund accounting and administration; transfer agency
- Alternative investment servicing

Specialty Trust & Agency Solutions

- Default workout and successor trustee services
- Aviation, ABS and loan agency services
- CLO trustee and loan administration services

Capital Markets Division (5)

- Fixed income sales and trading
- Public finance
- Asset / liability management services

Investor Solutions

- Banking, cash management and specialty services for financial firms

Healthcare Services

- Health savings and benefit spending accounts
- Healthcare payment solutions

Metrics at, or for quarter ended, 03/31/25 (1) Excludes credit card; (2) Includes consumer plus residential real estate loans; (3) 195 physical locations licensed with the OCC, including 193 retail branches plus 2 commercial or private banking centers; (4) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (5) Products offered through UMB Bank Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

4

Investment Thesis
Opportunity in Our Diverse Business Model

Diverse deposit base across multiple lines of business, customer segments and geographies

- No one commercial sector represents more than 5% of total deposits
- Long-tenured relationships: 52% of deposit accounts have been with us for more than 10 years and account for ~44% of deposit balances (1) (2)

Track record of strong loan growth – opportunities remain

- Underpenetrated across our geographic footprint, focused on market share gains
- Underpenetrated vertically on an asset class basis; built out specialized teams
- Opportunity to leverage capacity and capabilities in newly-acquired markets

Flexible balance sheet well-positioned for changing interest rate environments

- Above peer earning asset growth
- Lower loan-to-deposit ratio provides flexibility
- 27% of average deposit balances in DDA
- Variable asset base
- $1.8 billion of securities cash flow expected within 12 months

Differentiated revenue profile and growing fee income

- Revenue from diverse lines of business and verticals provide a natural hedge in a variety of rate environments
- Lower-than-peer reliance on mortgage and NSF/OD revenue

Time-tested underwriting philosophy

- Unwavering credit standards
- Excellent long-term UMB track record; result of long-tenured credit team – average of 24 years with UMB
- Chief Credit Officer – 39 years with UMB

Ample liquidity sources and regulatory capital levels

- Access to multiple contingent funding sources
- Strong capital generation through earnings accretion

Focus on returning value to shareholders; risk-adjusted returns

- EPS and tangible book value growth outpace peers over the long-term
- Consistent dividend growth

(1) Includes only legacy UMB deposit accounts for 1Q'25; (2) Average collected balances for March 2025; excludes CDs, health savings and FinTech deposits.

5

Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience An unwavering commitment to doing more for our customers. Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY MORE TRUST Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent.

Beyond Financials
Our Commitment to Corporate Citizenship

UMB

ESG Efforts

Our programs reinforce our values of doing the right thing, supporting our associates and communities, and providing *the* unparalleled customer experience.

- Supporting inclusive, equitable and sustainable economic growth.
- Remaining committed to the prosperity of the communities we serve.
- Fostering an inclusive environment among a diverse group of associates.
- Employing strong, consistent and transparent governance practices.
- Using an ESG lens in considering long-term financial sustainability and strategic risk management opportunities.

Inclusion & Diversity

- We are a CEO Action for Inclusion & Diversity signatory and are dedicated to fostering a workplace that embraces the diversity of our society.
- Eight Business Resource Groups help us understand the needs of our associates, customers and communities and turn empathy into action.
- In 2024, 29% of all legacy UMB hires were people of color, 49% were women and 2% were veterans.
- 47% of our executive leadership team are women and/or people of color. (1)

Strong Corporate Governance

- 16-person board of directors, with 15 independent members, a lead independent director, and 100% independence on board committees. (1)
- 44% board diversity, including 6 female directors. (1)
- Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit.
- Board oversight of the executive ESG Committee.

Community Impact

- $5.5mm in community support in 2024, which included housing needs, the arts, agriculture, small business, and education.
- More than 800 associates participated in our matching gift program; combined with workplace giving, associated giving totaled nearly $610k.
- Associates receive 16 hours of paid Volunteer Time Off annually. 661 participants logged more than 8,300 hours of volunteer time in 2024, supporting 346 unique charities.
- UMB's School of Economics held 140 sessions in 2024, reaching more than 8,000 students. Interactive education experiences help build financial skills and literacy.

Efficient & Sensible Resource Use

- 85 UMB locations use automated systems to conserve energy.
- More than 136k Kilowatt hours generated from solar panels across our properties and exterior lighting upgrades saved 1.7mm Kilowatt hours in 2024.
- 2024 recycling efforts produced > 10 tons of comingled recycling, nearly 7 tons of cardboard and 443 pounds of recycled batteries.
- Beehives housed at a Denver branch support the local honeybee population, with a peak of 250k resident bees across 6 colonies. Since installation, we've harvested 390 pounds of edible honey.

(1) Updated to include new Board and executive team composition post-closing of HTLF acquisition.

Read our 2024 Corporate Citizenship Report at UMB.com/ESGreport

7

Acquisition Update

Closed acquisition of HTLF on January 31, 2025 Executed forward equity agreement on March 14, 2025; issued 3.2mm shares, proceeds of $235mm Added $14.3 billion of HTLF customer deposits at close Demonstrated value proposition of HTLF’s core deposit franchise Combined interest-bearing deposit costs improved 37 basis points from 4Q’24 Net interest margin increased 39 basis points from 4Q’24 Attractive average loan-to-deposit ratio of 64% in March ’25 ~800 basis points improvement in reported insured deposit ratio driven by HTLF’s granular core deposit base Expanded consumer presence with increases of 78% in deposits and 114% in retail branch network Added $4.1B in private wealth customer assets Reported CET1 of 10.11% as of March 31, 2025, consistent with our expectations at announcement; total risk-based capital = 12.54% Announced cost synergies and one-time merger expenses remain on track Systems conversion program in progress; targeted for October 2025 Midwest & Southwest Banking Franchise Highlights Missouri Kansas Colorado New Mexico Arizona TOP 10 Deposit Market Share $69.3B Assets 13 Total States UMBF + HTLF

Purchase Accounting & Amortization Impacts Estimate at Announcement Purchase Accounting Adjustments Actual at Close Net Interest Income Accretion Non-interest Expense Amortization (1) Loan marks at close include rate mark of $422.1mm and non-PCD credit mark of $62.0mm; (2) Includes $26.0mm related to wealth management, straight-line amortization over 7 years, and $10.9mm related to purchased credit card relationships, straight-line amortization over 3 years; (3) Amount recognized in 1Q’25 included $2.8mm in accelerated accretion from early payoffs of acquired loans and $24.1mm in contractual mark accretion; (4) The AFS remaining balance was impacted by the removal of net unaccreted discounts related to bonds sold in March 2025; (5) 10-year sum-of-years digits amortization. $ in millions $ in millions $ in millions

Income Statement – Acquisition Adjustments 1Q ‘25 Reported Adjustments 1Q ‘25 Adjusted $ in millions (1) (1) Net interest income accretion details on page 10; (2) Amortization of CDI and other intangibles of $15.6mm (see page 10) and $53.2mm in one-time costs; (3) Non-PCD provision of $62.0mm under CECL. (2) (3) 1Q ‘25 Net Interest Margin $ in millions

Projected Acquisition Accounting Impact Contractual Accretion (1) (1) Projections updated quarterly, assume no prepayments and are subject to change. $28.6 million recognized in 1Q ‘25 Includes accretion on acquired loans, securities, time deposits and borrowings $ in millions

1st Quarter 2025 Financial Review

(1) Net gains/losses on any disposition or impairment of debt securities + mark-to-market valuations of equity investments; (2) Operating noninterest exp and operating PTPP income / EPS are non-GAAP measures, reconciled on slide 53; (3) Net op. income available to common is a non-GAAP measure, reconciled on slide 52. (4) Op. efficiency ratio is a non-GAAP measure, reconciled on slide 54. 1Q 2025 Results At-A-Glance 4Q ‘24 1Q ‘25 1Q ‘24 Notes $ in millions, except per share amounts

1Q 2025 Earnings Highlights $166.9 $233.3 $157.5 $146.8 $154.6 Dollars in millions, except per share amounts. (1) Net operating income available to common is a non-GAAP measure, reconciled on slide 52; (2) Operating PTPP income and EPS is a non-GAAP measure, reconciled on slide 53; (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. EPS / common share (GAAP) Net Inc. Avail to Common Op. EPS / common share (1) Adjustments to Net Income (1) $110.4 $122.6 $168.9 $120.7 $105.9 Net Income & Net Op. Income Available to Common (1) Operating PTPP Income (2) Operating PTPP Income – gains/losses on inv. securities (3) Operating PTPP Income, ex. gains/losses on inv. securities Operating PTPP EPS (2)

Revenue Trends Columns may not sum due to rounding differences. (1) Percentage comparisons to prior periods will be impacted in 1Q’25 and subsequent periods by the mid-quarter closing of the HTLF acquisition. 1Q ‘24 2Q ‘24 3Q ‘24 4Q ‘24 1Q ‘25 Linked-Quarter (1) $ ∆ $ in millions

Net Interest Income & Margin 1Q ‘24 2Q ‘24 3Q ‘24 4Q ‘24 1Q ‘25 NII, ex. PAA NII from PAA Reported NIM NIM ex. PAA $397.6 $239.4 $245.1 $247.4 $269.0 $ in millions $ in millions

Noninterest Income


$159.2
$144.9
$158.7
$165.2
$166.2
$ in millions
40%
37%
39%
38%
29%
22%
21%
21%
21%
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
Trust / Securities Processing
Deposit Svc. Charges.
Bankcard Fees
Trading / Invest. Banking
Brokerage Fees
Other Income
Investment Securities Gains (Losses)
Fee Income / Revenue
Peer Median Fee Income / Revenue (1)

Current Quarter Commentary

$ in millions

Noninterest income increased $1.0mm to $166.2mm for 1Q'25

- 1Q'25 results included two months of HTLF operations
- Investment security valuations decreased $5.4mm from 4Q'24
- Income from company-owned life insurance ("COLI") decreased $3.1mm linked quarter
  - COLI income was $(1.6)mm in 1Q'25, compared to $1.5mm in 4Q'24, and $3.7mm in 1Q'24
  - Variances are offset by a proportionate change in deferred compensation expense in salaries and benefits expense
- Additionally, within other income, derivative income declined $1.4mm; The prior period contained a gain of $4.1mm on the sale of UMB Distribution Services

Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing (2)

$ in millions	1Q'24	4Q'24	1Q'25	Linked-Quarter (2) $ ∆
Investment Securities Gains (Losses)				
Equity securities	9.3	0.6	(5.2)	(5.8)
AFS debt securities	0.1	-	0.4	0.4
	$9.4	**$0.6**	**$(4.8)**	**$(5.4)**
Trust & Securities Processing				
Personal Banking	14.3	15.0	18.2	3.2
Institutional Banking				
Fund Services	39.6	43.4	43.1	(0.3)
Corp. Trust & Inst. Asset Mgmt.	15.6	18.5	18.1	(0.4)
Commercial - Retirement Plan Svcs.	-	-	0.4	0.4
	$69.5	**$76.9**	**$79.8**	**$2.9**

(1) UMB peers (15 banks), data as of latest available quarter. Source: S&P Capital IQ. (2) Columns and rows may not sum due to rounding differences. (2) Percentage comparisons to prior periods will be impacted in 1Q'25 and subsequent periods by the mid-quarter closing of the HTLF acquisition.

18

Noninterest Expense (1) Percentage comparisons to prior periods will be impacted in 1Q’25 and subsequent periods by the mid-quarter closing of the HTLF acquisition; (2) Columns may not sum due to rounding differences; (3) Operating noninterest expense is a non-GAAP metric, reconciled on slide 53. Noninterest expense increased $114.4mm to $384.8mm on a GAAP basis, impacted by the HTLF acquisition. On an operating basis, which excludes acquisition and severance expense and FDIC special assessments, noninterest expense was $330.5mm. (3) First quarter 2025 expense included $54.2mm in total merger-related and other nonrecurring costs, compared to $3.1mm in the linked quarter Other notable variances included: +$10.3mm in processing fees due to increased software subscription costs, of which $6.2mm was driven by the HTLF acquisition +$4.8mm in occupancy expense and +$3.4mm in bankcard expense, both driven by the additional HTLF activity These increases were partially offset by a decrease of $1.8mm deferred compensation expense Deferred compensation expense was $(489)k in 1Q‘25, $1.3mm in 4Q‘24, and $4.0mm in 1Q‘24 Variances are offset by a proportionate change in COLI income within noninterest income Current Quarter Commentary 1Q ‘24 2Q ‘24 3Q ‘24 4Q ‘24 1Q ‘25 Linked-Quarter (1) $ ∆ $ in millions

$23,806 $ 24,387 $ 25,290 $ 32,310 Diversified Loan Portfolio (1) Percentage comparisons to legacy prior periods are not meaningful due to acquisition in 1Q’25; (2) Loans by region and as attributed to UMBF and HTLF are based on average balances for the month of March 2025. $ 23,354 1Q ‘24 4Q ‘24 1Q ‘25 6.28% Commercial R/E Asset-Based Lending C&I Residential R/E Consumer Construction Credit Card Average Loan Yield Loan Yield ex. PAA Linked-Quarter (1) $ ∆ Utah: 4% California: 4% Illinois: 3% Wisconsin: 2% Greater MO: 4% Kansas: 1% New Mexico: 2% Iowa: 2% Minnesota: 1% Nebraska: 1% Oklahoma: 1% Smaller Regions Legacy UMBF – 73% Legacy HTLF – 27% Kansas City 24% Colorado 18% Arizona 11% St. Louis 12% Texas: 10% Loans by Region (2) Shaded = acquired loans in shared states Avg. balances; $ in millions Average Loans for March 2025 $35.8 billion $ in millions

Quarterly Loan Activity (1) Payoffs and paydowns include C&I and CRE loans. (2) Percentage of paydowns and payoffs impacted by acquired loan balances. (1) (1) 1Q ‘25 4Q ‘24 1Q ‘24 2Q ‘24 3Q ‘24 $ in millions (2)

Strong Asset Quality Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Loan Charge-Offs (Recoveries) Delinquencies (1) Nonperforming Loans Allowance for Credit Losses on Loans $35.9 Allowance for Credit Losses on Loans ACL / Total Loans $100.9 0.10% NCOs - legacy UMBF NCOs / Avg. Loans NCOs – acq. loans NCOs / Avg. Loans, ex. acq. NPLs – legacy UMBF NPLs / Total Loans NPLs – acquired loans NPLs / Loans, ex. acq. 0.08% $73.2 Delinq. - legacy UMBF Delinq. / Loans Delinq. – acquired loans Delinq. / Loans, ex. acq. 0.07% $368.9

Detailed Net Charge-Off History Recent Quarterly Trends Annual 2009 2010 2008 2004 2005 2006 2007 2011 2012 2013 2014 2019 2020 2018 2015 2016 2017 2021 2022 2023 2024 1Q ‘25 4Q ‘24 1Q ‘24 2Q ‘24 3Q ‘24

Allowance for Credit Losses Loans, Leases and HTM Securities $ in millions

High-Quality Investment Portfolio $7,414 $9,635 $6,865 $6,651 $5,424 $5,628 $5,653 $5,575 $5,499 Average balances - $ in millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies General Obligation Municipals Revenue Bonds Collateralized Loan Obligations $6,778 (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ in millions Available-for-Sale (1) Held-to-Maturity (1)

Securities Portfolio Statistics Amortized Cost Fair Value Net Unrealized Loss $ in millions; as of 03/31/25 (1) Purchase activity, cash flow and duration excludes HTM industrial revenue bonds; (2) Purchases for roll-off and overbuy, net of purchases related to sales/trades or short-term collateral needs; (3) Amounts and yields exclude impact of collateral-related short-term securities as noted in previous quarters. Securities Portfolio Activity (1) $ in millions Pre-purchases of U.S. Treasuries and agency mortgage-backed securities related to the planned de-levering of certain bonds held by HTLF at closing: 3Q’24 – $125 million 4Q’24 – $848 million 1Q’25 – $387 million

Diversified Deposit Mix $38,017 $33,526 $34,341 $35,292 Commercial Personal Institutional Commercial Banking 46% Consumer & Private Wealth 23% Capital Markets & Corp. Trust 8% Healthcare Services 6% Fund Services 7% Investor Solutions 10% 29% 27% 28% 27% 30% (1) Deposits by line of business and as attributed to UMBF and HTLF are based on average balances for the month of March 2025; (2) Percentage comparisons to legacy prior periods are not meaningful due to acquisition in 1Q’25. $50,285 Interest-Bearing Demand & Savings Demand Deposits Time Deposits DDA / total deposits Deposits by Line of Business (1) Average Total Deposit Cost 1Q ‘24 4Q ‘24 1Q ‘25 Linked-Quarter (2) $ ∆ Legacy UMBF – 74% Legacy HTLF – 26% Avg. balances; $ in millions Avg. balances; $ in millions Average Deposits for March 2025 $55.7 billion

Interest Rate Sensitivity Increase / decrease based on hypothetical rate changes and stable balance sheet Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks developed from industry estimates of prepayment speeds and other changes Ramp Scenario 67% of total end-of-period loans, or ~ $24.1B, are variable. 71% of total loans reprice within the next 12 months. Of variable loans - % tied to indices for next 12 months: Year 2 Year 1 - 300 - 200 - 100 + 100 Shock Scenario Year 2 Year 1 70% - 1-Month SOFR 83% adjust monthly 9% adjust daily 7% - other 23% - Prime 22% adjust monthly 61% adjust daily 4.05% contract; notional value of $125mm, effective 10/24 4.80% contract; notional value of $250mm, effective 12/24 5.05% contract; notional value of $250mm, effective 03/25 Floor Contracts – indexed to 1 Month SOFR; 4–6-year terms Interest Rate Floor Spreads Ten floor spreads; aggregate notional value of $2.375B Weighted average rate: 4.84% / 2.37% Impact to Net Interest Income Loan Maturities & Repricing Cash Flow Hedges of Interest Rate Risk

Capital & Liquidity Position As of March 31, 2025 $ in billions CET 1 Total Capital Tier 1 Leverage Regulatory Capital Ratios Tangible Common Equity Ratio (1) 6.39% Total Common Equity / Total Assets 9.57% 6.50% 10.00% 5.00% (1) Tangible common equity and tangible common equity ratio are non-GAAP measures, reconciled on slide 54. 12.54% 10.11% 8.47% Strong Capital Balance Sheet Liquidity Trends Available Liquidity Sources $4.0B $7.4B $3.5B $3.7B $3.9B 13.3% 8.8% 9.3% 9.5% 9.4% 8.4% Fed funds & resell agreements Int-bearing due from banks % of average earning assets $ billions Pre- pandemic $2.1B UMBF ratio “Well Capitalized” 10.35% 6.00% Tier 1

Line of Business Updates

Commercial Banking
Commercial Capabilities

Commercial Lending Portfolio

Middle Market
- C&I Lending
- Owner-Occupied CRE
- Working capital lines
- Equipment loans

Investment Real Estate
- Industrial
- Multi-family
- Office
- Retail
- Hotel
- Student Housing

Lending Verticals
- Agribusiness
- Asset-based Lending
- Energy Lending
- Franchise Lending
- Healthcare Lending
- Beverage Lending

Small / Medium Business
- Business Banking
- Practice Finance
- Small Business Banking

[Newly acquired businesses]

Average Loan Balance & Composition (1)

$30.8B



Sm./Med Biz 5%
Specialized Verticals 15%
Investment Real Estate 24%
Middle Market 56%

Pro forma with HTLF, UMB is expected to be among the top 10 U.S. farm lenders. (4)



TOP 10 **Prepaid & Purchasing Card Volume (2)**

TOP 15 **Commercial Credit Card Purchase Volume (2)**

#31

of 100 Largest Farm Lenders in the U.S. (3)

(1) Average loan balances for March 2025, excluding credit card; (2) Rank among U.S. Visa and Mastercard Commercial Card Issuers, Source: Nilson Report, May ‘24; (3) “Production ag lending” per ABA 4Q 2024, FDIC data; (4) Estimated based on 4Q 2024 Nilson data with the addition of HTLF ag loan balances.

31

Commercial Banking
C&I Lending

Commercial & Industrial Statistics

- C&I loans or $14.2B = 39.5% of UMB loans
- Includes Middle Market, Lending Verticals and Small / Medium Business
- Considerations
  - Internal limits on loan size and projects per sponsor
  - Concentration guidelines for all lending verticals, monitored for changing conditions

End-of-Period C&I Balance Trends



$ billions
$10.2
$10.5
$10.9
$11.1
$14.2
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25

Average Line Utilization Trends (2)



38.9%
37.9%
37.2%
34.7%
33.2%
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25

C&I Industries as % of Total UMB Loans (1)



Other (2) 4%
Finance & Insurance 7%
Construction & Real Estate Industry 5%
Energy-Related 3%
Manu-facturing 3%
Retail 3%
Agri-business 3%
Materials & Commodities 3%
Commercial Services 2%
Healthcare 2%
Diversified 2%
Food & Beverage 1%
Tech. & Telecom 1%

(2) Other - 4% of total UMB loans

- Transportation
- Auto-related
- Entertainment / Recreation
- Consumer Services
- Apparel / Textiles
- Government / Education
- Utilities

(1) End-of-period balances as of March 31, 2025; (2) Line utilization in 4Q'24 restated to rectify prior period commitment balances.

32

Commercial Banking
Commercial Real Estate

Commercial Real Estate Statistics

Total CRE & construction

- $16.0B = 44.5% of UMB loans
- Owner-occupied – new purchase or refinance
- Real estate development – construction / perm financing, bridge financing, renovations
- Total UMB Commercial R/E Rate Type:
  - Fixed – 38%
  - Variable – 62%

Investment CRE & construction portfolio

- $10.6B = 29.6% of UMB loans
- Average Loan-to-Value: (3) 57%
- Recourse: (3) 90%
- Investment CRE Rate Type:
  - Fixed – 30%
  - Variable – 70%

Investment CRE Geographic Diversity



AZ 12%
TX 12%
CO 11%
MO 10%
UT 6%
CA 5%
IL 5%
FL 4%
NM 3%
All Other States 32%
(No state > 2.7%)

By property location



$16.0B (1)
% of total UMB loans
Const. / Land Dev. 10%
Investment CRE 19%
Farmland 3%
Owner-Occupied 12%

Regulatory Concentrations (4)

Total non-farmland CRE / Capital:

+216%

Construction & Dev. / Capital:

+71%

Investment CRE as % of Total UMB Loans (2)



Industrial 9%
Multifamily 7%
Office 4%
Retail 3%
Hotel 2%
1-4 Unit Rentals 1%
Vacant Land 1%
Sr. Living 1%
Other (5) 2%

(5) Other - 2% of total UMB loans

- Homebuilder
- Healthcare
- Self-storage
- Mixed Use
- Student Housing
- Special Purpose
- Manufactured Housing

*End-of-period balances as of 03/31/25; (1) Total includes $5.4B legacy HTLF **total** CRE and construction loans (2) $10.6B of investment CRE includes $2.9B legacy HTLF **investment** CRE loans; (3) Loan-to-value and recourse metrics are for legacy UMB portfolios only for 1Q'25; (4) Defined as Tier 1 capital plus an adjusted allowance for credit losses, per regulatory guidelines.*

33

Personal Banking
Consumer

Strategic Acquisition Drives Consumer Growth



Deposits (1)
+78%
$12.9B
$7.3B
$5.5
$7.3
$7.4
Dec '24
Mar '25
Loans (1)
+27%
$4.3B
$3.4B
$0.9
$3.4
$3.4
Dec '24
Mar '25
UMBF
HTLF

High Customer Satisfaction

Consumer serves the personal banking needs of clients across all divisions of the bank

NPS Score

75.7

UMBF

Industry Average (2)

57.2

Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs

Retail Banking

Strategically positioned for sales growth

195 Banking Centers (3)

350 ATMs

Private Banking

Growth engine for new customers; deepening existing relationships

47 Private Bankers Across 13 regions

$2.6B Avg. Private Banking Deposits

Mortgage

Competitive mortgage solutions for all client types

$3.2B Avg. Mortgage Balances

22 MLOs across UMB Footprint

Key Products Offered

- Fannie Mae / Freddie Mac
- Portfolio on balance sheet mortgages
- Secondary market mortgages
- 1st Time Homebuyer Assistance

Community Development

Diverse client engagement in our communities

61 Financial Education Classes

10 Community Partners Served

1,020 Community Participants

Digital Capabilities across Consumer

- Digital loan and deposit application and originations
- Mobile Banking: Deposits, transfers, bill pay, acct review and more

Metrics at, or for the quarter ended, 03/31/25, unless otherwise stated. (1) Average monthly balances for Dec. '24 and Mar. '25; (2) 1Q'25 Q2 Net Promoter Score for 53 financial services cos. - Medallia, Inc.; (3) 195 physical locations licensed with the OCC, including 193 retail branches plus 2 commercial or private banking centers.

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Personal Banking Private Wealth Management Composition as of March 31, 2025. (1) Includes Assets Under Management and Assets Under Administration. Personal Trust 26% Investment Advisory 45% Non-Managed AUA 12% IRAs 6% Brokerage 7% Other 4% Customer Assets Wealth Management Financial planning Discretionary investment management Strategic wealth solutions for ultra-high net worth families Business succession and exit planning Brokerage services Insurance settlements Retirement plan services   Personal Trust & Custody Trust administration Charitable foundation planning and administration Personal custody services Unique asset administration Fine art management Trust tax preparation   Asset Management Direct private equity investment access $17.6B Managed Assets (AUM) $2.4B Non-Managed Assets (AUA) $ in millions New Assets / Sales (1) Total Assets +22% vs. year-end ‘24 HTLF added $4.1B in customer assets [Newly acquired businesses]

Private Investments
Minority Equity & Mezzanine Debt

UMB

Providing flexible, tailored capital solutions—including minority equity or subordinated debt—to finance lower-middle market private businesses for long-term growth.

UMB Private Investments Overview

- Combines the strength of a dedicated investment team with the deep resources of UMB Financial Corporation
- Investment team and investment committee members bring multiple decades of experience
- Serves existing and prospective UMB Bank clients, cross-selling products and services, including treasury management, senior lending, card services and private banking

$137mm
Value of Active Holdings (1)

150+
Businesses Reviewed Annually

50
Active Portfolio Company Count (1)

$210mm+
Total Capital Deployed to Date (1)

Target Investment Criteria

✓ **Revenue**	$10mm - $100mm
✓ **EBITDA**	$2mm - $12mm
✓ **Investment size**	$2mm - $8mm
✓ **Security type**	Minority common or preferred equity, convertible debt, subordinated or mezzanine, debt, warrants
✓ **Key Verticals**	Manufacturing, distribution, business services, consumer products
✓ **Transaction type**	Growth capital, acquisitions or divestitures, recapitalizations, buyouts or ownership transitions
✓ **Geography**	Continental United States

(1) As of December 31, 2024.

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Institutional Banking
Fund Services & Institutional Custody

Assets Under Administration



$443B
$460B
$472B
$482B
$509B
$50
$196
$119
$168
$49
$205
$124
$175
$42
$212
$131
$185
$40
$202
$135
$195
$35
$211
$144
$206
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
Alternative Servicing
Custody
Fund Acct/Admin.
Transfer Agency

Note: Asset categories sum > total AUA due to shared client assets.

Registered Funds & Alternative Investments

Provides services for 2,500 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more.

Best Interval Fund Administrator (1)

Best Fund accounting and reporting software (2)

Administrator of the Year – Technology (3)

Best New Fund Services Project – RFS (4)

Best Administrator – Mid Market & Emerging Managers (5)

Institutional Custody

One of the nation's leading providers of domestic and global custody, serving insurance companies, public and private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948.

Best Custodian (6) (7)

Custodian Service of the Year (8)

+24

Net New Accounts YTD

Custody AUA +7.7% YoY

(1) With Intelligence '19, '20, '22, '23 and '25 Awards; (2) Hedgeweek US Emerging Managers Awards '23; (3) Hedgeweek US Emerging Managers Awards '24; (4) Global Custodian Industry Leaders Editor's Choice '23; (5) PE Wire '23; (6) HFM Services Awards '21 and '22; (7) Hedgeweek US Awards '23; (8) Private Credit US Awards '24.

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Institutional Banking Corporate / Specialty Trust & Capital Markets (1)Thomson Reuters municipal rankings, Full Year ‘24; (2) Ranked by number of issues. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $49B Assets Under Administration Paying Agent in U.S. (1) (2) #2 Municipal Trustee in U.S. (1) (2) #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. +35% Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Public Finance Growth in new business YTD 2025 vs. YTD 2024 March YTD Closed Deals

FDIC Sweep Assets Under Administration $49B Institutional Banking Investor Solutions & Healthcare Services Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.6mm In HSA Deposits (3) $3.1B Top 10 HSA Custodians in the U.S. (2) TOP 10 Benefit Cards 5.4mm ~90mm ~ 5.3 mm accounts for March 2025 Recognized for Investment Quality (1) Sample BaaS Partnerships Named a Top HSA for Features & Investment Options (1) (1) Investor’s Business Daily ‘23; (2) #6 in total accounts and #8 in total assets as of December 31, 2024 - Devenir Research Year-End ’24; (3) End-of-period balances as of March 31, 2025. Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program. In HSA Invested Assets (3) $1.4B

Payments Credit & Debit Card Products Dollars in millions. (1) HTLF card spend volume for only 2 months of 1Q‘25; (2) Rank in commercial, consumer and small business cards among top 50 U.S. issuers as of December 31, 2024. Source: Nilson Report, January 2025. Card Purchase Volume & Interchange Trends 23rd in U.S. Credit Card Purchase Volume (2) #23 $4,575 $4,558 $4,701 $4,658 $5,406 Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit $5.4B 1Q ‘25 Card Spend Legacy UMBF – $4.9B +7.5% YoY Legacy HTLF (1) – $506mm +18.6% YoY

Long-Term Performance Trends

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity 35% 56% 39% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $1,462.0 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 20 Year CAGR 7.2% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% -0.4% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% 20 Year CAGR 5.2% Fee Income Growth $815.5 $731.2 $913.8 $303.0 $920.1 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9 1% 20% Net Interest Income (before provision) Noninterest Income (1) (2) % fee income Peer Median % Fee Income (3) Dollars in millions. (1) Noninterest income prior to 2017 contains income from discontinued operations; (2) 2022 noninterest income included a $66.2 million pre-tax gain on the sale of Visa Inc. Class B shares; (3) UMB peers (15 banks) as of latest available annual period. Source: S&P Capital IQ. Peer group defined on slide 56. $188.3 $232.7 $179.1 $217.2 $1,000.9 $1,629.0 $440.2 $521.5 $407.2 $472.2 -8% 8% 7% 10% 11% -7% 5% 15% 7% 9% 20 Year CAGR 9.0%

7% Balance Sheet Growth Across All Business Cycles Average Loans (1) Average annual balance in billions. (1) Loan balances exclude PPP loans for ’20 – ’22; (2) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ. Average Deposits Annual Loan Growth 12% 19% 19% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 20 Year CAGR 11.4% 8% 7% 13% 14% 9% 8% Average Deposits Average Total Deposit Cost Peer Median Deposit Cost (2) 1.23% 0.54% 2.78% 25% 1% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 2.43% 20 Year CAGR 10.3% 11% -6% 3% 7% 4% Conservative Loans / Deposits (%) 20-year Avg: 61% Annual Deposit Growth

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) All FDIC-insured banks, as of last available annual period. Source: FDIC. 0.10% ’04 – ‘24 Average 0.27% ’04 – ‘24 Average 0.38% 0.21% 0.68% 0.08% 0.51% 0.98%

Capital & Liquidity Supports Growth Outlook UMBF Peer Median (1) UMBF Peer Median (1) Peer Median TCE / Tang. Assets (1) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) Tangible equity and tangible assets are non-GAAP measures, reconciled on slide 54; (3) As defined by S&P Capital IQ: “Cash, cash equivalents, and investment securities/assets.” Tangible Equity / Tangible Assets (2) UMBF Equity / Assets UMBF TCE / Tang. Assets (2) 20% 15% 10% 5% 0% 100% 75% 50% 25% 0% Tier 1 Capital Ratio Equity / Assets Cash & Securities / Assets (3) Average Loans / Average Deposits

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB peers (15 banks), data as of latest available annual period. Source: S&P Capital IQ; (2) The numerator for the calculation of Return on Risk-Weighted Assets is GAAP net income, which included expenses related to the FDIC special assessment, recognized in 2023 and 2024. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (2)

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006; (2) Annualized 2025 full-year dividend assumes all 4 quarterly dividends are declared at $0.40/share, consistent with 1Q and 2Q 2025 dividends. The Board of Directors may declare dividends of different amounts in future quarters. Annual Dividends Declared (1) 2025 = $1.60 (2) +1.9% vs. 2024 +282.9% 2004 - 2024 (2)

Outperformance Building Long-Term Value 20-Year Compounded Annual Growth Rates 2004 – 2024 UMBF KRX (2) Industry (4) Peer Median (3) Diluted Earnings Per Share Tangible Book Value Per Share (1) (1) Tangible book value per common share is a non-GAAP measure, reconciled on slide 55. Peer, KRX & Industry source: S&P Capital IQ; (2) KBW Nasdaq Regional Bank Index (median of 50 banks); (3) UMB’s traditional peers (median of 15 banks); (4) Median of all publicly-traded banks with data reported for both 2004 and 2024.

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors Mariner Kemper Chairman of the Board Margaret Lazo CC, RC Susan Murphy AC, RC Tammy Peterman GC, RC Gordon Lansford AC (Chair), CC Tim Murphy AC, CC Robin Beery CC (Chair), RC K.C. Gallagher AC, RC Greg Graves Lead Independent Director, GC (Chair) Jenny Hopkins AC, RC Janine Davidson CC, GC Brad Henderson AC, RC Kris Robbins AC, RC (Chair) Josh Sosland GC, RC Leroy Williams CC, RC Tom Wood John Schmidt GC Jim Rine Vice Chairman

Forward-Looking Statements This presentation contains, and our other communications, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in annual, quarterly and other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (“SEC”). In addition to such factors that have been disclosed previously: risks related to current or future tariffs or trade restrictions, sanctions and other trade policies and the impact to UMB or its customers; macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession; and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent documents that are filed or furnished with the SEC. Any statements about UMB Financial Corporation’s (“UMB”) plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Further information regarding UMB and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (and which is available at on the SEC’s archive site, here,) and its other filings with the SEC.

Unaudited, dollars in thousands except per share data. (1) Calculated using marginal tax rate of 24.0% for 2025 and 23.0% for 2024. Certain merger-related expenses are non-deductible. Non-GAAP Reconciliations The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. This information supplements the results that are reported according to GAAP and should not be viewed in isolation from, or as a substitute for, GAAP results. UMB believes that these measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Definition and calculation for each metric shown below tables. Net Operating Income Available to Common Shareholders Net operating income available to common shareholders is defined as GAAP net income available to common shareholders, adjusted to exclude Day 1 acquisition provision expense, acquisitions and severance expenses, the FDIC special assessment, and the cumulative tax impact of these adjustments.

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income Unaudited, dollars in thousands except per share data. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment.

Tangible common equity ratio is common shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Unaudited, dollars in thousands. Tangible Common Equity Ratio Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total non-GAAP revenue (calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net). Operating Efficiency Ratio

Non-GAAP Reconciliations Return on tangible common equity is calculated as net income available to common shareholders divided by the company's average tangible common shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income available to common shareholders, divided by the company’s average tangible common shareholders’ equity. Unaudited, dollars in thousands, except per share data. Return on Tangible Common Equity & Operating Return on Tangible Common Equity Tangible Book Value (“TBV”) Per Common Share Tangible book value per common share is defined as total common shareholders’ equity, net of intangible assets, divided by total common shares outstanding.

Our Peer Group ASB Associated Banc-Corp BOKF BOK Financial Corporation CADE Cadence Bank COLB Columbia Banking System, Inc. CMA Comerica Incorporated CFR Cullen/Frost Bankers, Inc. FHN First Horizon Corporation ONB Old National Bancorp PNFP Pinnacle Financial Partners SSB SouthState Corporation SNV Synovus Financial Corp. WBS Webster Financial Corporation WAL Western Alliance Bancorporation WTFC Wintrust Financial Corporation ZION Zions Bancorporation